Events after the reporting period	12 Months Ended
Dec. 31, 2018
Aegon N.V [member]
Statement [LineItems]
Events after the reporting period

21 Events after the reporting period

On January 8, 2019, Aegon announced the completion of the sale of its businesses in Czech Republic and Slovakia. The businesses consists mainly of unit linked life insurance coverage, term life products and pension services. The proceeds of the sale amount to EUR 155 million and the book gain amounts to approximately EUR 80 million. As a consequence of the transaction, annual income before tax and underlying earnings before tax will decrease. In 2018, the underlying earnings before tax of the combined operations amounted to EUR 17 million.